Exhibit 99.1


                       GameStop Corp. Sales Increase 28%;
                  Third Quarter EPS Meets Consensus Estimates;
                          Merger Integration On Track

     GRAPEVINE, Texas--(BUSINESS WIRE)--Nov. 29, 2005--GameStop Corp. (NYSE:GME)(NYSE:GME.B), a leading global video game and entertainment software retailer, today reported sales and earnings for the third quarter ended October 29, 2005.
     GameStop sales were $534.2 million in the third quarter of 2005, compared with $416.7 million in the prior year quarter, an increase of 28.2%. As expected, comparable store sales decreased by 12% due to major software titles released in the third quarter of 2004, particularly Grand Theft Auto: San Andreas from Take-Two Interactive and Fable from Microsoft.
     Net loss for the third quarter was $2.5 million, including merger costs of $18.8 million, $11.9 million net of taxes, compared with net earnings of $12.0 million in the prior year quarter. Diluted loss per share was $0.04, including merger costs of $0.19 per diluted share and hurricane losses and disaster relief of $0.01 per diluted share, as compared to earnings of $0.21 per diluted share in the prior year quarter. These results were at the high-end of previously announced guidance.
     "We made significant progress during the third quarter to position ourselves for the fourth quarter and the long term," stated R. Richard Fontaine, Chairman and Chief Executive Officer. "We successfully completed our merger with Electronics Boutique, integration milestones are being met, and a number of best practices have already been cross-applied to the combined company."
     Fontaine also indicated that, "Third quarter gross margins were positively effected by strong used video games sales as value-driven customers became a larger factor in the face of rising gas prices and general economic uncertainty. During November we experienced weaker than expected new video game software sales mainly due to core customers waiting for the launch of Microsoft's Xbox 360 and to value consumers continuing to gravitate to used video games. We anticipate this trend to continue to a degree throughout the holiday season, with gross sales levels declining, but strong margin contributions supporting forecasted earnings."
     "On the Xbox 360 front, GameStop sold through every copy we had and did so in record time. There is no question that both the core gamer and gift giver are very enthusiastic about this great product. In fact, our attach ratio of games and accessories to date has never been higher for any release in GameStop's history. Our only concern is that the total hardware released to date in the U.S., and to GameStop, are far less than we had anticipated. While we expect to be supplied throughout the holiday season, the exact quantities to be shipped are not yet clear."

     Updated Guidance

     GameStop expects comparable store sales in the fourth quarter to range between flat and +2.0%, following supply limitations of Microsoft's Xbox 360 and slower than anticipated new video game software sales in the first three weeks of November. Used video game sales growth continues to solidly meet our goals, supporting our forecast that diluted earnings per share for the fourth quarter will range from $0.98 to $1.02. GameStop also expects full year 2005 diluted earnings per share will range from $1.65 to $1.70. Please note that guidance does not include merger costs related to the business combination.

     Conference Call and Webcast Information

     A conference call with GameStop Corp.'s management is scheduled for November 29, 2005 at 11:00 a.m. ET to discuss the 2005 third quarter results. The conference call will be simulcast on the Internet at (http://www.gamestop.com/investor-relations/). The conference call will be archived on the website until December 14, 2005.

     About GameStop Corp.

     Headquartered in Grapevine, TX, GameStop Corp. is one of the world's largest video game and entertainment software retailers. The combined company operates 4,416 retail stores throughout the United States, Austria, Australia, Canada, Denmark, Finland, Germany, Italy, Ireland, New Zealand, Norway, Puerto Rico, Spain, Sweden, Switzerland and the United Kingdom. The company also owns commerce-enabled Web properties, GameStop.com and EBgames.com, and Game Informer(R) magazine, a leading video and computer game publication. GameStop Corp. sells the most popular new software, hardware and game accessories for the PC and next generation video game systems from Sony, Nintendo, and Microsoft. In addition, the company sells computer and video game magazines and strategy guides, action figures, and other related merchandise. General information on GameStop Corp. can be obtained via the Internet by visiting the company's corporate Website: http://www.gamestop.com/investor-relations/.

     Safe Harbor

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the outlook for the fourth quarter, the ability of the management team to lead the combined operations, future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of GameStop's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of GameStop and Electronics Boutique will not be integrated successfully or that the cost savings and other synergies from the combination may not be fully realized or may take longer to realize than expected; the inability to obtain sufficient quantities of product to meet consumer demand; and economic and other events that could reduce or impact consumer demand. Additional factors that could cause GameStop's results to differ materially from those described in the forward-looking statements can be found in the Annual Reports on Forms 10-K/A of GameStop and Electronics Boutique for the fiscal year ended January 29, 2005 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov.


                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                            13 weeks       13 weeks
                                              ended          ended
                                          Oct 29, 2005    Oct 30, 2004
                                         -------------- --------------

Sales                                         $534,212       $416,737
Cost of sales                                  357,492        297,778
                                         -------------- --------------

   Gross profit                                176,720        118,959

Selling, general and administrative
    expenses                                   136,072         89,660
Depreciation and amortization                   19,224          9,447
Merger expenses                                 11,329             --
                                         -------------- --------------

Operating earnings                              10,095         19,852

Interest expense, net                            6,430             94
Merger-related financing costs                   7,518             --
                                         -------------- --------------

Earnings (loss) before income
     tax expense (benefit)                      (3,853)        19,758

Income tax expense (benefit)                    (1,393)         7,699
                                         -------------- --------------

Net earnings (loss)                            $(2,460)       $12,059
                                         ============== ==============

Earnings (loss) per common share:
     Basic                                      $(0.04)         $0.22
     Diluted                                    $(0.04)         $0.21

Weighted average common shares
     outstanding:
     Basic                                      56,630         54,334
     Diluted                                    56,630         57,367


Percentage of Sales:
--------------------

Sales                                            100.0%         100.0%
Cost of sales                                     66.9%          71.5%
                                         -------------- --------------

Gross profit                                      33.1%          28.5%

SG&A expenses                                     25.5%          21.5%
Depreciation and amortization                      3.6%           2.2%
Merger expenses                                    2.1%            --
                                         -------------- --------------

Operating earnings                                 1.9%           4.8%

Interest expense, net                              1.2%           0.1%
Merger-related financing costs                     1.4%            --
                                         -------------- --------------

Earnings (loss) before income
     tax expense (benefit)                       (0.7)%           4.7%

Income tax expense (benefit)                     (0.2)%           1.8%
                                         -------------- --------------

Net earnings (loss)                              (0.5)%           2.9%
                                         ============== ==============


                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                            39 weeks       39 weeks
                                              ended          ended
                                           Oct 29, 2005   Oct 30, 2004
                                          ------------- --------------

Sales                                       $1,424,869     $1,134,066
Cost of sales                                  993,957        804,179
                                          ------------- --------------

   Gross profit                                430,912        329,887

Selling, general and administrative
    expenses                                   339,369        260,215
Depreciation and amortization                   40,072         26,505
Merger expenses                                 11,329             --
                                          ------------- --------------

Operating earnings                              40,142         43,167

Interest expense (income), net                   6,657           (253)
Merger-related financing costs                   7,518             --
                                          ------------- --------------

Earnings before income tax expense              25,967         43,420

Income tax expense                              10,198         17,011
                                          ------------- --------------

Net earnings                                   $15,769        $26,409
                                          ============= ==============

Earnings per common share:
     Basic                                       $0.30          $0.47
     Diluted                                     $0.27          $0.45

Weighted average common shares outstanding:
     Basic                                      53,092         55,981
     Diluted                                    57,519         59,010


Percentage of Sales:
--------------------

Sales                                            100.0%         100.0%
Cost of sales                                     69.8%          70.9%
                                          ------------- --------------

Gross profit                                      30.2%          29.1%

SG&A expenses                                     23.8%          23.0%
Depreciation and amortization                      2.8%           2.3%
Merger expenses                                    0.8%            --
                                          ------------- --------------

Operating earnings                                 2.8%           3.8%

Interest expense (income), net                     0.5%           0.0%
Merger-related financing costs                     0.5%            --
                                          ------------- --------------

Earnings before income
     tax expense                                   1.8%           3.8%

Income tax expense                                 0.7%           1.5%
                                          ------------- --------------

Net earnings                                       1.1%           2.3%
                                          ============= ==============


                            GameStop Corp.
                            Balance Sheets
                (in thousands, except per share data)

                                              October 29, October 30,
                                                 2005        2004
                                              ----------- ------------
ASSETS:
Current assets:
             Cash and cash equivalents       $    81,031   $  101,563
             Receivables, net                     34,662       10,490
             Merchandise inventories             751,063      274,752
             Prepaid expenses and other
              current assets                      35,953       14,987
             Prepaid taxes                        62,873       12,047
             Deferred taxes                       19,967        7,661
                                              ----------- ------------
                Total current assets             985,549      421,500
                                              ----------- ------------

Property and equipment:
             Land                                 10,008        2,000
             Buildings & leasehold
              improvements                       253,373       95,574
             Fixtures and equipment              325,387      169,543
                                              ----------- ------------
                                                 588,768      267,117
             Less accumulated depreciation
              and amortization                   162,141      113,615
                                              ----------- ------------
                Net property and equipment       426,627      153,502
                                              ----------- ------------

Goodwill, net                                  1,375,265      320,888
Assets to be disposed of                          19,190           --
Other noncurrent assets                           54,446        1,849
                                              ----------- ------------
                Total assets                 $ 2,861,077  $   897,739
                                              =========== ============


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
             Accounts payable                $   519,972  $   190,657
             Accrued liabilities                 298,929      104,348
             Notes payable, current portion       12,936       49,673
                                              ----------- ------------
                Total current liabilities        831,837      344,678

Deferred taxes                                     3,606       17,820
Other long-term liabilities                       42,458        7,274
Notes payable, long-term portion                  22,171       24,347
Senior floating and fixed rate notes payable,
 net of discount                                 941,557           --

                                              ----------- ------------
                Total liabilities            $ 1,841,629  $   394,119
                                              ----------- ------------

Stockholders' equity:
             Preferred stock - authorized
              5,000 shares; no shares issued
              or outstanding                                       --
             Class A common stock - $.001 par
              value; authorized 300,000 shares;
              42,404 and 23,844 shares issued
              and outstanding, respectively           42           24
             Class B common stock - $.001 par
              value; authorized 100,000 shares;
              29,902 shares issued and
              outstanding                             30           30
             Additional paid-in-capital          911,886      496,025
             Accumulated other comprehensive
              income                                 100          437
             Retained earnings                   107,390       57,104
             Treasury stock, at cost, 3,263
              shares                                  --      (50,000)
                                              ----------- ------------
                Total stockholders' equity     1,019,448      503,620
                                              ----------- ------------
               Total liabilities and
                stockholders' equity         $ 2,861,077  $   897,739
                                              =========== ============


                              Schedule I
                            GameStop Corp.
                           Retail Sales Mix

                                   13 Weeks Ended      13 Weeks Ended
                                    Oct 29, 2005        Oct 30, 2004
                                --------------------- ----------------
                                            Percent           Percent
                                  Sales     of Total   Sales  of Total
                                ---------- ---------- ------- --------
Sales:

New video game hardware        $     48.4      9.0%   $ 35.8      8.6%
New video game software             216.2     40.5%    190.2     45.6%
Used video game products            170.2     31.9%    114.5     27.5%
Other                                99.4     18.6%     76.2     18.3%

                                ---------- ---------- ------- --------
     Total                     $    534.2    100.0%  $ 416.7    100.0%
                                ========== ========== ======= ========


                             Schedule II
                            GameStop Corp.
                           Gross Profit Mix


                                   13 Weeks Ended      13 Weeks Ended
                                    Oct 29, 2005        Oct 30, 2004
                                 -------------------  ----------------
                                             Gross             Gross
                                   Gross    Profit     Gross   Profit
                                  Profit    Percent   Profit  Percent
                                 --------- ---------  ------- --------

Gross Profit:

New video game hardware         $     5.2    10.7%   $   2.1      5.9%
New video game software              53.8    24.9%      38.7     20.3%
Used video game products             77.2    45.4%      51.1     44.6%
Other                                40.5    40.7%      27.1     35.6%

                                 ---------            -------
     Total                      $   176.7    33.1%   $ 119.0     28.5%
                                 =========            =======



    CONTACT: GameStop Corp.
             Investor Contact:
             David W. Carlson
             Executive Vice President & Chief Financial Officer
             817-424-2130
             or
             GameStop Corp.
             Media Contact:
             Chris Olivera
             Director, Public & Media Relations
             817-424-2130